Stockgroup Information Systems Inc.

Form 10-QSB September 30, 2004

Exhibit 32.  Section 906 Certification

CERTIFICATION

We, Marcus New, Chief Executive Officer, and David Gillard, Chief Financial Officer of Stockgroup Information Systems Inc. (the "Company"), certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, that:

(1) The Annual Report on Form 10-KSB of the Company for the year ended December 31, 2004 (the “Report”) fully complies with the requirements of § 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Marcus New

Marcus New
Chief Executive Officer

March 15, 2005

/s/ David Gillard

David Gillard

Chief Financial Officer

March 15, 2005

A signed original of this written statement required by § 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.